EXHIBIT 10.6 - Resale and Distribution Agreement

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            PORTIONS OF THIS DOCUMENT CONTAINING "XXXXXX" IS MATERIAL
             WHICH IDENTIFIES THE PARTY TO THIS AGREEMENT AND HAS
               BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.
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                        RESALE AND DISTRIBUTION AGREEMENT
                           PIPELINE TECHNOLOGIES, INC.

This PrePaid Long Distance Resale and Distribution Agreement ("Agreement") is made by and between Pipeline Technologies, Inc., a Florida Corporation ("PLT"), and XXXXXXXXXXXXXXXXX and XXXX XXXXXXXXXXXXXX ("Distributor"), a XXXXXXX Corporation. In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the Parties agree as follows.

1.   Definitions.

     (a) "Dealer" means a Person authorized by the Distributor to distribute the Service in conjunction with or on behalf of the PLT.

     (b) "Effective Date" shall mean the date this Agreement is executed by the Parities.

     (c) "Person" shall mean any individual, company, corporation, firm, partnership, joint venture, association, organization, or trust, in each case whether or not having a separate legal identity.

     (d) "PrePaid Packages" shall have the meaning assigned to such term in Exhibit A attached hereto.

     (e)  "PrePaid  Services"  or  "Services"  shall mean the  Prepaid  Card PIN programs offered by PLT, under its brand name, such PrePaid Services are further defined and limited by the PrePaid Package and descriptions set forth in Exhibit A attached hereto.

     (f) "Consumer" means any Person who has purchased the PrePaid as a result of the Company's efforts under this Agreement.


2.   Scope.

     (a) PLT, hereby appoints the Distributor to serve as an exclusive electronic terminal distributor of the Service in the United States and its territories in accordance with the terms and conditions of this Agreement in Attachment (B). It is understood that all Agreements in place as of the date of this Agreement are excluded from this Agreement and PLT reserves the right to sell the Service or similar products thru its properitory web site. The Distributor shall purchase Services in its own name and account for resale to Dealers and/or Subscribers within the United States.

     (b) It is acknowledged that the Distributor may enlist the services of Dealers to assist the Distributor in its efforts and obligations hereunder; provided, however, that in connection therewith, the Distributor shall (i) be such Dealers, and (ii) secure the execution of any and all agreements necessary or appropriate to ensure the compliance by such Dealers with the applicable provisions of this Agreement. Neither PLT, nor its affiliates shall have any obligation or responsibility, monetary or otherwise, with respect to any such Dealers. A list of all distribution points are outlined in Attachment
          E. This list will be expanded over the term of the Agreement.

     (c) PLT, shall provide Consumers access to the PLT network in accordance with the terms and conditions contained in the description of the Product.


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     (d)  PLT, further grants full exclusive  distribution rights of its Service and network to XXXXXXXXXXXXXXXXX for prepaid cards through Electronic Distribution throughout its current customer base.


3.   Order, Forecasting and Shipping Procedures.

     (a) The terms and conditions set forth in this Agreement shall apply to any purchase made hereunder and shall supersede the terms and conditions contained in any purchase order or other document furnished in connection with such order, except to the extent necessary to set forth the specific Service being procured, the quantity of Service to be delivered and the place and requested date of delivery.

     (b) PLT, shall fulfill Long Distance Services on behalf of the Distributor in accordance with orders received from the Company, subject, however, to availability and any applicable producer lead time requirements. Subject to foregoing PLT, will deliver all Services to the Consumer at the address designated in the applicable order via standard industry methods of PLT's choice. PLT, shall bear all installation costs for service requests made in accordance with the foregoing.

     (c) Pipeline Technologies's "Customer Service Satisfaction Guarantee" shall apply to all orders and PLT, will make all efforts necessary to fulfill this guarantee to end user customer. All merchantability representations are the responsibility of the PLT.

     (d) PLT agrees to supply on a regular basis the PINs necessary to support the electronic transmissions of such PIN's through XXXXX's retail network.

     (e)  These PINs shall be provided in a format as outlined in Attachment D.


4.   Price and Payment.

     (a) The Distributor shall compensate PLT, for the Pin's in accordance with the pricing set forth in Exhibit A attached hereto, as Exhibit A may be modified by PLT, form time to time upon at least thirty (30) days advance notice to the Company. Prices charged by the Distributor to Dealers and Subscribers for the Service shall be determined solely by the Company. Consistent with the PLT tariffs as they are set by each State PUC.

     (b) PLT, shall invoice the Distributor for all fees and charges accruing hereunder. Such fees and charges shall be due and payable by the Distributor within ten (10) days following the date of PLT's invoice or sooner by ACH Settlement. Distributor shall provide to PLT daily sales reports, and make payments through ACH in a manner consistent with all Distributors ACH Agreements. A reconciliation will be provided with any such payment on an every two week basis. If required PLT can go "online" with Distributor's web site to evaluate sales. PLT reserves the right to audit Distributor's records with notice at PLT's sole cost. For the purposes of this Agreement, distributor shall be billed on the (1st) first and the (15th) fifteenth of each month of the preceding period. All use and other such governmentally imposed or authorized taxes, fees, assessments and surcharges relating to this Agreement and/or the PrePaid Services, except income taxes based upon the income of PLT, shall be paid by the PLT.


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5.   Representations and Warranties.

     Each Party represents and warrants to the other that (a) it is duly organized, validly existing, and in good standing under the laws of the state of its organization; (b) it has all requisite power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement; (c) this Agreement has been duly authorized, executed and delivered and constitutes a valid and binding obligation of such party enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights; and (d) the execution, delivery and performance of and compliance with this Agreement does not and will not conflict with, constitute a default under, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of such party, nor result in any violation of (i) any term of its certificate of incorporation, bylaws or other governing documents, (ii) any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment of decree, or (iii) any order, statute, rule or regulation.


6.   Disclaimer of Warranties and Limitation of Liability.

     PLT, AND ITS AFFILIATES MAKE NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SERVICES, THE SERVICE OR THE PLT, NETWORK, AND HEREBY EXPRESSLY DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. Under no circumstances shall PLT, or its affiliates be liable to the Distributor or any other Person, including, without limitation, Consumers, for any loss, injury or damage, of whatever kind or nature, resulting from or arising out of any mistakes, errors, omissions, delays or interruptions in the receipt, transmission or storage of any messages, signals or information arising out of or in connection with the Services of us of the PLT, network. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN NO EVENT SHALL PLT, BE LIABLE TO THE DISTRIBUTOR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, CONSUMERS, FOR INDIRECT, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR ANY OTHER FORM OF CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF ACTION, EVEN IF PLT, HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER RESULTING FROM BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE.


7.   Indemnity and Insurance.

     (a) Indemnity. The Parties shall defend, indemnify and hold each other and its affiliates harmless from and against any and all liabilities, losses, damages, and costs, including reasonable attorney's fees, resulting from, arising out of , or in any way connected with (i) any breach by either Party of any warranty, representation, covenant or agreement contained herein, (ii) the performance of the Parties duties and obligations hereunder, or (iii) the unauthorized use by the Parties of any PLT, marks of the Parties. The Company's obligations under this Section shall survive the termination of this Agreement.

     (b) Insurance. The Parties shall maintain comprehensive general liability insurance in a combined single limit of not less than $1,000,000.00. Purchase and maintenance of this insurance shall not relieve the Parties of any of its responsibilities hereunder, and the Distributor may carry, at its expense, such additional insurance amounts and coverage as it deems necessary.


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8.   Audit & Records.

     From time to time Distributor may require an audit of the customer records on file. PLT will maintain on a separate computer file all Distributor customer records. Such file will be accessible to Distributor upon reasonable demand and or by Internet Access. All such files and customer records will be maintained by PLT. Further, it is understood and acknowledged that these records and customer base are the sole property of the Distributor.


9.   Term and Termination.

     (a) The term of this Agreement shall commence as of the Effective Date and shall continue in effect for a two (2) year period or until terminated as set forth below.

     (b) Either Party may terminate this Agreement without cause upon at least three (3) months prior written notice to either Party.

     (c) Upon the occurrence of an event or default, the Party not in default shall have the right to terminate this Agreement upon written notice to the other Party and the failure of the other Party to cure such default within thirty (30) days of receiving such written notice. As used herein, the term "event of default" shall mean (i) failure by a Party to observe or perform in any material respect any of the covenants or agreements contained in this Agreement or (ii) a Party's insolvency, assignment for the benefit of creditors, appointment or sufferance of appointment of a trustee, a receiver or similar officer, or commencement of a proceeding seeking reorganization, rehabilitation, liquidation or similar relief under the bankruptcy, insolvency or similar debtor-relief status.

     (d) Upon any termination of this Agreement, the Parties shall be released from all obligations and liabilities to the other occurring or arising after the date of such termination or the transactions contemplated hereby, except with respect to those obligations which by their nature are designed to survive termination as provided herein; provided that no such termination will relieve either Party from any amount due and owing hereunder or from any liability arising from any breach of this Agreement.


10.  Notices.

     Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by a recognized overnight courier or United States mail, and shall be deemed to have received when (a) delivered in person or received by telecopy, (b) one
     (1) business day after delivery to the office of such overnight courier service, or (c) three (3) business days after depositing the notice in the United States mail with postage prepaid and properly addressed to the other Party, at the following respective addresses.


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To:  Pipeline Technologies, Inc.
       1001 Kings Avenue, Suite 200
       Jacksonville, FL 32207
       Telephone: 1-904-346-0170
       Facsimile:  1-904-399-4088
Attention:  Tim Murtaugh, Chief Executive Officer

To:  Company

       XXXXXXXXXXXXXXXXX
       XXXXXXXXXXXXXXXXX
       XXXXXXXXXXXXXXXXX

                Telephone:  XXX-XXX-XXXX
                Facsimile:   XXX-XXX-XXXX

or to such other address or addresses as either Party may from time to time designate as to itself by like notice.

11.  Miscellaneous.

     (a) Neither party will be liable for any nonperformance under this Agreement due to causes beyond its reasonable control that control that could not have been reasonably anticipated by the non-performing Party as of the Effective Date and that cannot be reasonably avoided or overcome; provided that the non-performing Party gives the other prompt written notice of such cause, and in any event within fifteen
          (15) calendar days of discovery thereof.

     (b) None of the provisions of this Agreement shall be deemed to constitute a partnership, joint venture or any other such relationship between the Parties hereto, and neither Party shall have any authority to bind the other in any manner.

     (c) If any action shall be brought on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Agreement, the prevailing Party shall be entitled to recover from the other, as part of the prevailing party's costs, a reasonable attorneys' fee.

     (d) This Agreement shall be governed by and construed in accordance with the laws of the Sate of Florida, without regard to the principles of conflict of laws.

     (e) Any provisions of this Agreement shall be held to be illegal, invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parities, and the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     (f) No delay or failure by either Party in exercising any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

     (g) This Agreement, including all exhibits and documents directly referenced, constitutes the entire Agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of both Parties.

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     In Witness  Whereof,  the Distributor and ATC, have executed this Agreement on the dates noted below.

     PIPELINE TECHNOLOGIES CORPORATION               "Distributor"


     By: Tim Murtaugh                              By:  XXXXXXXXXXXXXXXXXXXXXXX
         ------------------------                       ------------------------

     Title: President                              Title: Vice President
         ------------------------                       ------------------------

     Date: April 24, 2000                          Date: April 24, 2000
         ------------------------                       ------------------------

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                                  Attachment A

                     Product Description, Discount, Rebates
                               Voice over Internet

                         Protocol Long Distance Services


The pricing is as follows:

Retail to Consumer:

                    Long Distance Product(s)                 Plus Discounts %
                    ------------------------                 ----------------
                          AT COST                                PLUS 12%

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                                  Attachment B

                              Terms and Conditions

1.   Effective April 1st, 2000, Distributor shall offer through its distribution
     network  the  Pipeline   Technologies   product   line  as  developed   for
     Distributor.

2. Pipeline Technologies, Inc., will grant exclusive rights to Distributor program for the exclusive electronic terminal distribution nationally for a
     (24) twenty-four month period.

3. Distributor shall have the rights to market exclusively to its current distribution network the standard Pipeline Technologies product developed in a private label format for Distributor. Such packaging and POS to support same shall be provided to Distributor by PLT at its sole cost.

4. PLT agrees to provide Distributor support in the recruitment, development and training of current and new distributors for PLT's products. Such expense to be borne solely by PLT.

5. Distributor understands that PLT does not currently have a national footprint of service. Distributor shall seek prior approval from PLT before marketing uncovered territories.

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                                  Attachment D

                               XXXXXXXXXXXXXXXXXX
                            Vendors Information Form
                         And PIN Generation Instructions


Business Name:________________________ Contact Person Name:_____________________

Address:__________________________ City:_______________ State:______ Zip:_______

Phone # with area code:_________________   Fax # with area code:________________

E-mail Address:______________________________

Product Information:____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Product goes to which Terminal

Server?_________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Reference # of Product if any:________________________________________

1. The preferred method of gathering and storing information will be on a 3 1/2" x 5" floppy disk. The vendor will label the floppy as follows: Vendor Name, Person sending the information, Product ID or Name of Product, Reference of a Purchase Order if any, and the Date the info was placed on the disk.

2. When saving the file to the disk please save as follows: save to the "a" dive with a path referencing as an abbreviation; the vendor name, product type and date. For example, a:\vfcl040799, which would mean saved to "a" drive, Verifone, Cellular and saved on April 7, 1999. When we get to Y2K you may use 2K in that case. For this purpose it is not necessary to use the entire four digits for the year. If there is YN number in the information that needs to be saved please shorten the date so you can add YN to the file name. For example, a:\vfclyn0407 (note leave off year).

3. Please send the floppy disk via Federal Express as it is the most secure way of sending it. Send it attention:

                                         Mr. XXXXXXXXXXXXX  XXX-XXX-XXXX ext.XXX
                                             XXXXXXXXXXXXXXXX
                                             XXXXXXXXXXXXXXXX
                                             XXXXXXXXXXXXXXXX


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